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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 5, 2002
                                                           -------------


                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)



             Florida                     0-4466                59-1205269
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                   Identification Number)


    7900 Glades Rd., Suite 500, Boca Raton, Florida              33434-4105
        (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (561) 451-1000
                                                           --------------

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Item 5.      Other Events.
-------------------------

Artesyn Technologies, Inc. today announced additional guidance regarding financial results for the first quarter of 2002.

A copy of the press release issued is attached to this report as Exhibit 99 and is incorporated herein by reference.


Item 7.      Financial Statements and Exhibits
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(a)  Financial statements of business acquired.

Not applicable

(b)  Pro Forma Financial Information.

Not applicable

(c)  Exhibits.



Exhibit No.        Description
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99                 Press release issued by Artesyn Technologies, Inc.
                   dated April 5, 2002
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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Artesyn Technologies, Inc.
                                              --------------------------
                                                    (Registrant)


Dated: April 5, 2002


                                     By:      /s/ Richard J. Thompson
                                              -----------------------
                                              Richard J. Thompson
                                              Vice President-Finance and
                                              Chief Financial Officer
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                                  EXHIBIT INDEX

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Exhibit No.       Description
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99                Press release issued by Artesyn Technologies on April 5, 2002
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